2026 Member and Independent Director Election Results

FHLBank Topeka (FHLBank) is pleased to announce the results of the 2026 Member and Independent Director Elections. Elections for Member Directorships were conducted in Kansas, Nebraska, and Oklahoma and an election for one Independent Directorship was conducted district wide. Please find the official report of election below. Four directors were elected to FHLBank’s board of directors:

Independent Director Election
•Thomas E. Henning; Manager; Henning LLC Companies; Lincoln, Nebraska

Member Director Election
•Bryan D. Cain; President/CEO; Sovereign Bank; Shawnee, Oklahoma
•Barry J. Lockard; President/CEO; Cornhusker Bank; Lincoln, Nebraska
•Lance L. White; President/CEO; Bank of the Flint Hills; Wamego, Kansas
Mr. Henning became a director of FHLBank in 2023. Mr. Henning currently serves as Manager of Henning LLC Companies.
Mr. Cain does not currently serve as a director of FHLBank. Mr. Cain currently serves as President/CEO of Sovereign Bank.
Mr. Lockard became a director of FHLBank in 2019. Mr. Lockard serves as President/CEO of Cornhusker Bank.
Mr. White became a director of FHLBank in 2023. Mr. White currently serves as President/CEO at Bank of the Flint Hills.
Pursuant to the Federal Home Loan Bank Act, as amended, and Federal Housing Finance Agency regulations, the majority of FHLBank’s directors, known as Member Directors, are elected by FHLBank’s membership in each state. To be eligible to serve as a Member Director, an individual must be a citizen of the United States and an officer or director of a member financial institution in that particular state that meets all minimum capital requirements. The remaining directors, known as Independent Directors and which include Public Interest Directors, must be citizens of the United States and bona fide residents of FHLBank’s district. To be elected, Independent Directors are required to receive at least 20 percent of the number of votes eligible to be cast in the election. Mr. Henning received the required number of votes to be elected, receiving 34.3 percent of the votes eligible to be cast.
The elected directors will serve a four-year term beginning January 1, 2027, and expiring on December 31, 2030.
Questions about director elections should be directed to Matt Koupal, EVP, Chief Mission Officer / Chief Legal Officer, Corporate Secretary, at 785.478.8080, or matt.koupal@fhlbtopeka.com.

2026 FEDERAL HOME LOAN BANK OF TOPEKA
MEMBER AND INDEPENDENT DIRECTOR ELECTION RESULTS

MEMBER DIRECTOR ELECTIONS
Kansas
Total number of eligible votes per directorship: 1,357,687
Eligible voting members: 194
Total number of members voting: 71
Elected – Lance L. White; President/CEO; Bank of the Flint Hills; Wamego, Kansas (Member Director)
Expiration of Term: December 31, 2030
Total number of votes cast for Mr. White: 458,254
Jonathon C. Johnson; President/CEO/Director; Home Savings Bank; Chanute, Kansas
Total number of votes cast for Mr. Johnson: 111,216
Matt Morrow; CEO/President; Citizens Federal Savings Bank; Leavenworth, Kansas
Total number of votes cast for Mr. Morrow: 43,191

Nebraska
Total number of eligible votes per directorship: 1,945,376
Eligible voting members: 169
Total number of members voting: N/A
Elected – Barry J. Lockard; President/CEO; Cornhusker Bank; Lincoln, Nebraska (Member Director)
Expiration of Term: December 31, 2030
Total number of votes cast for Mr. Lockard: N/A
Mr. Lockard was deemed elected on September 25, 2026, because only one nominee, Mr. Lockard accepted the nomination for the one member directorship up for election in Nebraska in 2026.

Oklahoma
Total number of eligible votes per directorship: 1,279,217
Eligible voting members: 183
Total number of members voting: 69

Elected – Bryan D. Cain; President/CEO; Sovereign Bank; Shawnee, Oklahoma (Member Director)
Expiration of Term: December 31, 2030
Total number of votes cast for Mr. Cain: 375,531

Barry L. Anderson; Vice Chairman & Chief Investment Officer; F&M Bank; Oklahoma City, Oklahoma
Total number of votes cast for Mr. Anderson: 219,626

Galen L. Martens; Chief Financial Officer; First Oklahoma Bank; Jenks, Oklahoma
Total number of votes cast for Mr. Martens: 156,391

Chris Bower; CEO; Endurance Federal Credit Union; Duncan, Oklahoma
Total number of votes cast for Mr. Bower: 4,946

INDEPENDENT DIRECTOR ELECTION
Tenth District
Total number of eligible votes per directorship: 5,702,368
Eligible voting members: 651

Elected – Thomas E. Henning; Manager; Henning LLC Companies; Lincoln, Nebraska
Total Votes Cast for Mr. Henning: 1,955,742
Total Number of Members Voting for Mr. Henning: 196
Public Interest Director: No
Qualifications: Mr. Henning has demonstrated experience in and knowledge of auditing and accounting, financial management, project development, the law, organizational management, and risk management practices.
Expiration of Term: December 31, 2030